EXHIBIT 10.37

Jon Diver
Character Options Limited
86-88 Coombe Road
New Maiden

Surrey  KT3 3QS

Dear Jon,

       Amendment to Distribution Agreement between Peak Entertainment Ltd.
                 & Character Options Ltd., dated 20 January 2003

This letter is to confirm our recent discussion regarding the rescheduling of the production and subsequent broadcast of the Monster in My Pocket series.

Please can you review the amendments below, which all relate to this rescheduling, and sign and return the enclosed copy of this letter.

Amendments

"Term"          Replace "until 31st December 2005" with "until 30th June 2007"

11.3 Replace "26 episodes of "Monster in my Pocket" are broadcast on GMTV or satellite TV by 31 December 2004" with 26 episodes of "Monster in my Pocket" are broadcast by 30 June 2006."

We look forward to a successful and profitable partnership for both our companies on This project.

Singed for and on behalf of
Peak Entertainment Limited          /s/                          17/06/04
                                    --------------------         ---------
                                            signed                  date

Singed for and on behalf of
Character Options Limited           /s/                          17/6/04
                                    --------------------         ---------
                                            signed                  date